Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACTS:	James Winschel, Senior Vice President and Chief Financial Officer
Jill Baker, Vice President of Investor Relations
+781-434-4118
CLINPHONE SHAREHOLDERS APPROVE ACQUISITION BY PAREXEL
Boston, MA, July 22, 2008 — PAREXEL International Corporation (NASDAQ: PRXL), a leading global biopharmaceutical services organization (“PAREXEL” or the “Company”), today provided an update with regard to the previously announced proposal whereby an indirect wholly owned subsidiary of PAREXEL will acquire the entire issued and to be issued ordinary share capital of ClinPhone plc, a company traded on the London Stock Exchange (“ClinPhone”) (the “Acquisition”). Earlier today, ClinPhone Shareholders voted to approve, by the necessary majorities, the scheme of arrangement under sections 895 to 899 of Companies Act 2006 and other associated matters to implement the Acquisition. Terms defined but not used in this announcement shall (unless the context otherwise requires) have the same meanings as set out in the Rule 2.5 Announcement filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 13, 2008.
The implementation of the Acquisition remains conditional on the satisfaction or waiver of the remaining Conditions set out in the scheme document mailed to ClinPhone Shareholders on June 27, 2008 (the “Scheme Document”), including the sanction of the Scheme and the confirmation of the Capital Reduction by the Court. It is anticipated that the Court hearing to sanction the Scheme will take place on August 8, 2008 and the Court hearing to confirm the Capital Reduction will take place on August 13, 2008, with the Scheme becoming effective on August 14, 2008 and checks being dispatched or settlement through CREST being within 14 days of the Scheme becoming effective.
Notice to US Holders: The Acquisition relates to the shares of an English company and is being made by means of a scheme of arrangement provided for under English company law. A transaction effected by means of a scheme of arrangement is not subject to the tender offer rules or the proxy solicitation rules under the US Securities Exchange Act of 1934 (as amended). Accordingly, the Acquisition is subject to the disclosure requirements and practices applicable in the United Kingdom to schemes of arrangement, which differ from the disclosure requirements of US tender offer and proxy solicitation rules. If, in the future, PAREXEL International Holding UK Limited exercises its right to implement the Acquisition by way of an Offer and determines to extend the Offer into the United States, the Acquisition will be made in compliance with applicable United States laws and regulations. Financial information included in this announcement and the Scheme Document has been or will have been prepared in accordance with accounting standards applicable in the United Kingdom, which may not be comparable to the financial information of US companies or companies whose financial statements are prepared in accordance with generally accepted accounting principles in the United States and that are subject to US auditing and auditor independence standards.

Dealing disclosure requirements
Under the provisions of Rule 8.3 of the City Code, if any person is, or becomes, “interested” (directly or indirectly) in 1 percent, or more of any class of “relevant securities” of ClinPhone, all “dealings” in any “relevant securities” of ClinPhone (including by means of an option in respect of, or a derivative referenced to, any such “relevant securities”) must be publicly disclosed by no later than 3:30 p.m. (London time) on the Business Day following the date of the relevant transaction. This requirement will continue until the date on which the Scheme becomes Effective (or if implemented by way of an Offer, the Offer becomes, or is declared, unconditional as to acceptances) or otherwise lapses or is otherwise withdrawn or on which the “offer period” otherwise ends. If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire an “interest” in “relevant securities” of ClinPhone, they will be deemed to be a single person for the purpose of Rule 8.3.
Under the provisions of Rule 8.1 of the City Code, all “dealings” in “relevant securities” of ClinPhone by PAREXEL or ClinPhone, or by any of their respective “associates,” must be disclosed by no later than 12:00 noon (London time) on the Business Day following the date of the relevant transaction.
A disclosure table, giving details of the companies in whose “relevant securities” “dealings” should be disclosed, and the number of such securities in issue, can be found on the Panel’s website at www.thetakeoverpanel.org.uk.
“Interests in securities” arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an “interest” by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.
Terms in quotation marks are defined in the City Code, which can also be found on the Panel’s website. If you are in any doubt as to whether or not you are required to disclose a “dealing” under Rule 8, you should consult the Panel.
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About PAREXEL International Corporation
PAREXEL International Corporation is a leading global biopharmaceutical services organization, providing a broad range of knowledge-based contract research, medical communications and consulting services to the worldwide pharmaceutical, biotechnology and medical device industries. Committed to providing solutions that expedite time-to-market and peak-market penetration, PAREXEL has developed significant expertise across the development and commercialization continuum, from drug development and regulatory consulting to clinical pharmacology, clinical trials management, medical education and reimbursement. Perceptive Informatics, Inc., a subsidiary of PAREXEL, provides advanced technology solutions, including medical imaging, to facilitate the clinical development process. Headquartered near Boston, Massachusetts, PAREXEL operates in 63 locations throughout 52 countries around the world, and has over 7,680 employees. For more information about PAREXEL International visit www.PAREXEL.com.
This release contains “forward-looking” statements regarding future results and events, including, without limitation, statements regarding expected financial results, future growth and customer demand. For this purpose, any statements contained herein that are not statements of historical fact may be deemed forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “appears,” “estimates,” “projects,” “targets,” and similar expressions are also intended to identify forward-looking statements. The forward-looking statements in this release involve a number of risks and uncertainties. The Company’s actual future results may differ significantly from the results discussed in the forward-looking statements contained in this release. Important factors that might cause such a difference include, but are not limited to, risks associated with: actual operating performance; actual expense savings and other operating improvements resulting from recent restructurings; the loss, modification, or delay of contracts which would, among other things, adversely impact the Company’s recognition of revenue included in backlog; the Company’s dependence on certain industries and clients; the Company’s ability to win new business, manage growth and costs, and attract and retain employees; the Company’s ability to complete additional acquisitions and to integrate newly acquired businesses or enter into new lines of business, including, without limitation, the acquisition of ClinPhone; the impact on the Company’s business of government regulation of the drug, medical device and biotechnology industry; consolidation within the pharmaceutical industry and competition within the biopharmaceutical services industry; the potential for significant liability to clients and third parties; the potential adverse impact of health care reform; and the effects of exchange rate fluctuations and other international economic, political, and other risks. Such factors and others are discussed more fully in the section entitled “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2008 as filed with the SEC on May 9, 2008, which “Risk Factors” discussion is incorporated by reference in this press release. The forward-looking statements included in this press release represent the Company’s estimates as of the date of this release. The Company specifically disclaims any obligation to update these forward-looking statements in the future. These forward-looking statements should not be relied upon as representing the Company’s estimates or views as of any date subsequent to the date of this press release.
PAREXEL is a registered trademark of PAREXEL International Corporation, and Perceptive Informatics is a trademark of Perceptive Informatics, Inc. All other names or marks may be registered trademarks or trademarks of their respective business and are hereby acknowledged.